                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      -------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

--------------------------------------------------------------------------------

       Date of Report (Date of earliest event reported): December 19, 2006
                                                         -----------------

                               AKEENA SOLAR, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                    333-139087                 20-5132054
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)

      605 University Avenue, Los Gatos, CA                           95032
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                       (Zip Code)

       Registrant's telephone number, including area code: (408) 395-7774
                                                           --------------

                                       N/A
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

================================================================================

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On December 19, 2006, Akeena Solar, Inc. (the "Company") issued a Master
Revolving Note to Comerica Bank for the principal sum of $750,000 (the "Credit
Facility"). Borrowings under the Credit Facility bear interest at Comerica
Bank's base rate, from time to time, plus 0.5%, payable on the first of each month commencing February 1, 2007. The Credit Facility matures on January 1,
2008, at which time all outstanding amounts under the Credit Facility shall become due and payable. A $250,000 letter of credit is currently outstanding under the Credit Facility, and pursuant to the terms of the Credit Facility, letters of credit issued may not exceed $250,000. The Credit Facility replaced the $500,000 Relationship Ready Credit Agreement, dated August 31, 2005, by and between the Company and Citibank (West) FSB (the "Relationship Ready Credit
Agreement"). See Item 1.02 below.

     To secure timely repayment of the Credit Facility, the Company entered into a Security Agreement with Comerica Bank, dated December 19, 2006 (the "Security
Agreement"), pursuant to which the Company granted Comerica Bank a first priority secured interest in all of the Company's assets, now owned or later acquired. In addition, on December 19, 2006, Barry Cinnamon, the Company's
President, executed a Guaranty in favor of Comerica Bank, pursuant to which Mr.
Cinnamon personally guaranteed all of the Company's obligations under the Credit
Facility (the "Guarantee").

     A copy of the Credit Facility, the Security Agreement and the Guaranty are
each attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively, and are incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to each of the Credit
Facility, the Security Agreement and the Guaranty.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     On December 19, 2006, using proceeds from the Credit Facility, the Company satisfied all of its outstanding obligations under the Relationship Ready Credit
Agreement, resulting in the termination the (i) Relationship Ready Credit
Agreement, (ii) the Commercial Guaranty, dated August 31, 2005, of Barry
Cinnamon to Citibank (West) FSB and (iii) the Commercial Security Agreement,
dated August 31, 2005, between the Company and Citibank (West) FSB.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OFF-BALANCE SHEET
           ARRANGEMENT OF A REGISTRANT.

     The information described in Item 1.01 above is hereby incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

    Exhibit No.     Description
    -----------     -----------
       10.1         Master Revolving Note, executed on December 19, 2006,
                    between Akeena Solar, Inc., and Comerica Bank

       10.2         Security Agreement, executed on December 19, 2006, between
                    Akeena Solar, Inc., and Comerica Bank

       10.3         Guaranty of Barry Cinnamon to Comerica Bank, executed on
                    December 19, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  December 28, 2006                    AKEENA SOLAR, INC.

                                            By: /s/ David "Lad" Wallace
                                                --------------------------------
                                                David "Lad" Wallace
                                                Chief Financial Officer

                                  EXHIBIT INDEX

    EXHIBIT NO.     DESCRIPTION
    -----------     -----------
       10.1         Master Revolving Note, executed on December 19, 2006,
                    between Akeena Solar, Inc., and Comerica Bank

       10.2         Security Agreement, executed on December 19, 2006, between
                    Akeena Solar, Inc., and Comerica Bank

       10.3         Guaranty of Barry Cinnamon to Comerica Bank, executed on
                    December 19, 2006